EXHIBIT 10.1
                SECURITIES PURCHASE AGREEMENT

     This SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of August 13, 1998 by and among THE PANDA PROJECT, INC., a Florida corporation, with headquarters located at 901 Yamato Road, Boca Raton, Florida 33431 (the "Company"), and the Buyers set forth on the signature page hereto (the "Buyers").

     WHEREAS:

     A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), and Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act;

     B. Buyers desire, upon the terms and conditions stated in this Agreement, (a) to purchase shares of the Company's common stock, par value $0.01 per share (the "Common Stock" or "Common Shares"), for $1.63 per share for an aggregate purchase price from all investors of up to Four million U.S. Dollars ($4,000,000) (the "Purchase"); and (b) to receive Stock Purchase Warrants (the "Warrants"), in the form attached hereto as Exhibit A, to acquire additional shares of Common Stock. The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as "Warrant Shares"; and

     C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as EXHIBIT B (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws.

     NOW, THEREFORE, the Company and each Buyer hereby agree as follows:
                           ARTICLE I

                            PURCHASE

     1.1 PURCHASE OF COMMON SHARES AND WARRANTS. Subject to the terms and conditions of this Agreement, the Common Stock and Warrants issuable in connection with the Purchase shall be issued and delivered in a closing (the "Closing"). On the date of the Closing, subject to the satisfaction or waiver of the conditions set forth in Article VII and Article VIII, the Company shall issue and sell to the Buyers, and each Buyer agrees, on a several and not a joint basis, to purchase from the Company, shares of Common Stock (the "Purchase Common Shares"), at a purchase price per share equal to 80% of the "Closing Price," which is defined as the average closing bid price for the Common Stock (as reported by Bloomberg, LP) over the five (5) trading days immediately preceding the Closing Date, and Warrants to purchase One Common Share for each Common Share purchased in the Closing.

     1.2    [This Section intentionally left blank.]

     1.3 FORM OF PAYMENT. The Buyers shall pay their respective purchase price for the Purchase Common Shares, by wire transfer to the account designated pursuant to the Escrow Agreement by and among the Company, the Buyers, and the escrow agent ("Escrow Agent") designated therein in the form attached
hereto as   EXHIBIT C (the "Escrow Agreement"), upon delivery to
the Escrow Agent of the applicable Common Shares and Warrants or irrevocable instructions to the Company's transfer agent to deliver such securities, all in accordance with the terms of the Escrow Agreement, and upon satisfaction of the other conditions to the Closing.

     1.4 CLOSING DATE. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Article VII and
Article VIII below, and further subject to the terms and conditions of the Escrow Agreement, the date and time of the Closing shall be 10:00 a.m., Pacific Standard Time, on August 13, 1998 (the "Closing Date"), or such other mutually agreed upon date or time.
                          ARTICLE II

                FILL-UP AND ISSUANCE LIMITATIONS

     2.1 ADDITIONAL SHARES. If on either the six month or the one year anniversary of the date of the Closing (each an "Anniversary Date") the 20 trading day average closing bid price of the Common Stock (as reported by Bloomberg, L.P.) for the period ending on the trading day prior to the applicable Anniversary Date (the "Anniversary Price") is less than the Closing Price or the prior Anniversary Price, respectively, then the Company shall issue a number of shares of Common Stock, within 10 days after the Anniversary Date, equal to the product of (i) the dollar amount that would result from the calculations in the following formula, with respect to such Buyer, divided by
(ii) (x) the applicable Anniversary Price multiplied by (y) .85.

     P     =     ((C - A) * .85) * S

     where:

     P     =     the aggregate dollar value of shares to be
                 issued;

     C     =     the Closing Price or, if the measurement date is
                 the 12 month Anniversary Date and the six month
                 Anniversary Price was less than the Closing
                 Price, the six month Anniversary Price;

     A     =     the applicable Anniversary Price; and

     S     =     the aggregate number of the Common Shares
                 purchased by Buyer and not sold or assigned
                 (other than to an affiliate of the Purchaser).

The foregoing P, C, A and S shall be equitably adjusted to reflect the effect of any stock dividends, stock splits, reverse stock splits, discounted equity offerings or actions similar to any of the foregoing. The issuance of Common Stock hereunder will only be required or permitted to the extent that (x) such issuance will not result in any Buyer, or any group which such entity will be deemed under the Securities Act to be a part of, solely as a result of the issuance of such additional shares, the Common Shares and the Warrant Shares, having beneficial ownership (as defined in Section 13(d) of the Securities Act) of more than 4.9% of the Common Stock, provided that this condition may be waived in the sole discretion of the applicable Buyer (except that a Buyer that is subject to the Bank Holding Company Act of 1956, as amended may not waive this condition except to the extent permitted under such act and the regulations thereunder), or Buyer in its discretion may, by notice to the Company, defer such Buyer's receipt of such number of Common Shares as indicated by it for a period of up to 180 days from the date of determination that such shares are due for delivery; and (y) the Company shall issue only freely tradable, registered and unlegended Common Stock. The Company shall provide each Buyer, prior notice of an issuance of Common Stock hereunder.

     Notwithstanding anything in this Section 2.1 to the contrary, no holder of any shares of Common Stock other than the initial Buyers signatory hereto and any permitted assignee who receives restricted securities pursuant to Section 9.7 shall be entitled to payments or additional shares of Common Stock from the Company pursuant to this Section 2.1. The Company shall have no obligation under this Section 2.1 with respect to the Warrants or the Warrant Shares.

     2.2 ISSUANCE LIMITATIONS. Prior to closing the Escrow the Company will have obtained the approval for listing of 2,500,000 Purchase Common Shares on the Nasdaq representing 19.9% of the current outstanding shares of Common Stock (the "Common Share Limit"). Notwithstanding anything else in this Agreement to the contrary, the issuance and listing of Common Shares or Warrant Shares in excess of the Common Share Limit under this Agreement will only be required upon the Company obtaining the Requisite Shareholder Approval (as defined in Section 5.7). Thereafter such issuance and listing shall be required in accordance with the terms hereof and the Common Share Limit shall cease to apply or be effective for any purpose.

     2.3 ADDITIONAL RIGHTS. If (x) the Purchase Common Shares are delisted or suspended from trading on Nasdaq, AMEX or NYSE, (y) the Common Shares issuable pursuant to Section 2.1 and Warrant Shares that are to be issuable and listed (on any of such exchanges) after the October, 1998 shareholders' meeting, are not so issuable (if and to the extent they are to be issued) or listed within 12 days of such meeting, for any reason, including pursuant to Section 2.2 hereof because of failure to receive the Requisite Shareholder Approval or (z) if the Company fails to issue Additional Shares pursuant to Section 2.1, then the Company shall pay to the Buyers their pro rata share (based on purchases hereunder) of $100,000 for each full 30-day period that either of the conditions in (x) ,(y) or (z) continues.

                         ARTICLE III

             BUYER'S REPRESENTATIONS AND WARRANTIES

     Each Buyer represents and warrants to the Company as of the date hereof and as of the Closing, severally and solely with respect to itself and its purchase hereunder and not with respect to any other Buyer, as set forth in this Article III. Each Buyer makes no other representations or warranties, express or implied, to the Company in connection with the transactions contemplated hereby, and any and all prior representations and warranties, if any, which may have been made by the Buyers to the Company in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement, and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement.

     3.1 INVESTMENT PURPOSE. Buyer (for this article III to include Buyer or those for whom Buyer is acting as agent) is purchasing the Common Shares and the Warrant Shares (collectively, the "Securities") for its own account for investment only and not with a view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act.

     3.2    ACCREDITED INVESTOR STATUS.  The Buyer is an
"accredited investor" as that term is defined in Rule 501(a) of Regulation D.

     3.3 RELIANCE ON EXEMPTIONS. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

     3.4 INFORMATION. The Buyer and its advisors, if any, have been furnished with (or have had access to) all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors including, without limitation, the SEC Documents (as defined below). The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received what the Buyer believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in
Article IV below. The Buyer acknowledges and understands that its investment in the Securities involves a significant degree of risk, including the risks reflected in the SEC Documents.

     3.5    GOVERNMENTAL REVIEW.  The Buyer understands that no
United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

     3.6 TRANSFER OR RESALE. The Buyer understands that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act or any applicable state securities laws and consequently the Buyer may have to bear the risk of owning the Securities for an indefinite period of time, and the Securities may not be transferred unless (a) subsequently included in an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, (c) sold under Rule 144 promulgated under the 1933 Act (or a successor rule) or (d) sold or transferred to an affiliate (as defined in Rule 144) of the Buyer; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement. The Buyer covenants it will not make any sale, transfer or other disposition of the Securities in violation of federal or state securities laws.

     3.7 LEGENDS. The Buyer understands that the certificates representing the Purchase Common Shares, Warrants and, until such time as the Warrant Shares have been registered under the 1933 Act or otherwise may be sold by the Buyer under Rule 144, as contemplated by the Registration Rights Agreement, the Warrant Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

     The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any certificate upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) the Securities represented by such certificate are registered for sale under an effective registration statement filed under the 1933 Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale either has occurred or may occur without restriction on the manner of such sale or transfer or (c) such holder provides the Company with assurances in form and substance reasonably satisfactory to the Company that such Security can be sold under Rule 144(k) under the 1933 Act (or a successor rule thereto). The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the 1933 Act and the rules and regulations promulgated thereunder.

     3.8 AUTHORIZATION; ENFORCEMENT. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of the Buyer and are valid and binding agreements of the Buyer enforceable in accordance with their terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

     3.9 RESIDENCY. The Buyer is a resident of or has its principal place of business in the jurisdiction set forth immediately below such Buyer's name on the signature pages hereto.

                          ARTICLE IV

         REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Buyers that:

     4.1 ORGANIZATION AND QUALIFICATION. Each of the Company and its Subsidiaries (as defined below), if any, is duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where
now owned, leased, used, operated and conducted.   SCHEDULE 4.1
sets forth a list of all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated. Each of the Company and its Subsidiaries is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the business, operations, assets or financial condition of the Company or its Subsidiaries, if any, taken as a whole, or (ii) the ability of the Company to perform its obligations hereunder or under the agreements or instruments to be entered into or filed in connection herewith, or (iii) the Securities. "Subsidiaries" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, 50% or more of the equity or other ownership interests.

     4.2 AUTHORIZATION; ENFORCEMENT. (i) The Company has all requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Escrow Agreement and the Warrants, to consummate the transactions contemplated hereby and thereby, and to issue the Securities, in accordance with the terms hereof and thereof,
(ii) the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrants by the Company, and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Purchase Common Shares and the Warrants, and the issuance and reservation for issuance of the Warrant Shares issuable upon exercise of the Warrants) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement, the Registration Rights Agreement, the Escrow Agreement and the Warrants have been duly executed, and (iv) each of this Agreement, the Registration Rights Agreement, the Escrow Agreement, and the Warrants constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

     4.3 CAPITALIZATION. As of July 20, 1998, the authorized capital stock of the Company consists of (i) 50,000,000 shares of Common Stock of which 12,255,122 shares are issued and outstanding, 1,579,326 shares are reserved for issuance pursuant to the Company's employee and director stock option plans, 2,926,112 shares are reserved for issuance pursuant to securities (other than securities issued under the foregoing plans, the Preferred Shares and the Warrants) exercisable for, or convertible into or exchangeable for shares of Common Stock and 3,000,000 shares are reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants (subject to antidilution adjustment); (ii) 2,000,000 shares of preferred stock par value $.01 of which 600 shares designated as Series A-2 Convertibles Preffered Stocks are issued and outstanding. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company, including the Securities, are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in SCHEDULE 4.3 (or in the SEC Documents) and except for the transactions contemplated hereby, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into, exercisable for, or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Purchase Common Shares, Warrants or Warrant Shares. The Company has furnished to the Buyers true and correct copies of the Company's Articles of Incorporation, as amended, as in effect on the date hereof ("Articles of Incorporation"), the Company's By-laws as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto.

     4.4 ISSUANCE OF SECURITIES. The Purchase Common Shares, Warrants and Warrant Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement (including, without limitation any additional shares of Common Stock issuable as a result of Section 2(c) of the Registration Rights Agreement) will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims, encumbrances, and charges with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability on the holders thereof.

     4.5 NO CONFLICTS. The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Escrow Agreement and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Purchase Common Shares, Warrants, and Warrant Shares) will not (i) conflict with or result in a violation of any provision of the Articles of Incorporation or By-laws or (ii) except as described in SCHEDULE
4.5 (or in the SEC Documents), violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment (including, without limitation, the triggering of any anti-dilution provision), acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations, and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, breaches, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Articles of Incorporation, By-laws or other organizational documents, and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that (and no event has occurred which, without notice or lapse of time or both) would give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as a Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, the failure to comply with which would, individually or in the aggregate, have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws or any listing agreement with any securities exchange or automated quotation system, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement or the Warrants in each case in accordance with the terms hereof or thereof. Except as set forth in SCHEDULE 4.5 (or in the SEC Documents), or as contemplated by this Agreement, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. Except as set forth on SCHEDULE 4.5 (or in the SEC Documents), the Company is not in violation of the listing requirements of Nasdaq (as defined below) and does not reasonably anticipate that the Common Stock will be delisted by Nasdaq in the foreseeable future. Except as set forth in
SCHEDULE 4.5 (or in the SEC Documents), the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. Prior to closing the Escrow the Company will have obtained approval from Nasdaq for the listing of the Purchase Common Shares.

     4.6 SEC DOCUMENTS, FINANCIAL STATEMENTS. Since December 31, 1997, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to each Buyer true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act or the 1933 Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof, the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business subsequent to December 31, 1997, of the type required under generally accepted accounting principles to be reflected in such financial statements. Such liabilities incurred subsequent to December 31, 1997 are not, in the aggregate, material to the financial condition or results of operations of the Company.

     4.7 ABSENCE OF CERTAIN CHANGES. Except as disclosed in the SEC Documents, since December 31, 1997, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, prospects or results of operations of the Company or any of its Subsidiaries.

     4.8 ABSENCE OF LITIGATION. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries or any of its officers or directors acting as such that could, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which would reasonably be expected to give rise to any action or proceeding described in the foregoing sentence.
SCHEDULE 4.8 contains a complete list and summary description of any pending or, to the knowledge of the Company, threatened litigation against the Company or any of its Subsidiaries (or litigation in which the Company or any of its Subsidiaries is named), without regard to whether it could have a Material Adverse Effect.

     4.9 PATENTS, COPYRIGHTS, ETC. Each of the Company and its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights ("Intellectual Property") necessary to enable it to conduct its business as now operated (and, except as set forth in SCHEDULE 4.9 hereof (or in the SEC Documents), to the best of the Company's knowledge, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending or, to the Company's knowledge, threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, except as set forth in SCHEDULE 4.9 hereof (or in the SEC Documents), to the best of the Company's knowledge, as presently contemplated to be operated in the future); to the best of the Company's knowledge, the Company's or its Subsidiaries' products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might be reasonably expected to give rise to any of the foregoing. Each of the Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

     4.10 NO MATERIALLY ADVERSE CONTRACTS, ETC. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the reasonable judgment of the Company's officers has or is expected in the future, individually or in the aggregate, to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which, in the reasonable judgment of the Company's officers, has or is expected to have a Material Adverse Effect.

     4.11 TAX STATUS. Except as set forth in Schedule 4.11 (or in the SEC Documents), each of the Company and its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that each of the Company and its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax.
Except as set forth in Schedule 4.11 (or in the SEC Documents), none of the Company's tax returns is presently being audited by any taxing authority.

     4.12 CERTAIN TRANSACTIONS. Except as disclosed in the SEC Documents or as set forth in Schedule 4.12 and except for arm's-length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties and other than the grant of stock options or the ownership of other securities and rights disclosed in SCHEDULE 4.3 (or in the SEC Documents), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

     4.13 DISCLOSURE. All information relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement and provided to the Buyers pursuant to Section 3.4 hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects, and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

     4.14 ACKNOWLEDGMENT REGARDING BUYER'S PURCHASE OF SECURITIES. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm's-length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby, and any advice given by any Buyer or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Buyer's purchase of the Securities and has not been relied on by the Company in any way. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

     4.15 NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyers. To the knowledge of the Company the issuance of the Securities to the Buyers will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of the 1933 Act or any applicable rules of Nasdaq.

     4.16 NO BROKERS. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for fees to be paid in connection with the investments of certain of the Buyers, except for fees payable to Shipley Raidy Capital Partners, LP.

     4.17 PERMITS; COMPLIANCE. Each of the Company and its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted except those the failure of which to possess would not, individually or in the aggregate, have a Material Adverse Effect (collectively, the "Company Permits"), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since December 31, 1997, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

     4.18 TITLE TO PROPERTY. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in SCHEDULE
4.18 (or in the SEC Documents) or such as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

     4.19 INSURANCE. Each of the Company and its Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

     4.20 INTERNAL ACCOUNTING CONTROLS. Each of the Company and its Subsidiaries maintains a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     4.21 EMPLOYMENT MATTERS. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment, and wages and hours except where failure to be in compliance would not have a Material Adverse Effect. There are no pending investigations involving the Company or any of its Subsidiaries by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company or any of its Subsidiaries pending before the National Labor Relations Board, or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or any of its Subsidiaries. Except as set forth in SCHEDULE 4.21 (or in the SEC Documents), no representation question exists respecting the employees of the Company or any of its Subsidiaries, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or any of its subsidiaries. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or any of its Subsidiaries. No material labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent.

     4.22 ERISA Matters. Except as set forth in Schedule 4.22 (or in the SEC Documents), the Company has no "employee benefit plans" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or intended to be qualified under Section 401(a) of the Internal Revenue Code.

     4.23 INVESTMENT COMPANY STATUS. The Company is not and, upon consummation of the sale of the Securities, will not be an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

     4.24 NO GENERAL SOLICITATION. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.

                         ARTICLE V

                         COVENANTS

     5.1 COMMERCIALLY REASONABLE EFFORTS. The parties shall use their commercially reasonable efforts to satisfy timely each of the conditions described in Sections 7 and 8 of this Agreement.

     5.2 FORM D; BLUE SKY LAWS. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyers pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company agrees to file a Form 8-K or 10-Q disclosing this Agreement and the transactions contemplated hereby with the SEC within ten (10) business days following the Closing Date.

     5.3 REPORTING STATUS; ELIGIBILITY TO USE FORM S-3. The Company's Common Stock is registered under Section 12(b) of the 1934 Act. Throughout the Registration Period (as defined in the Registration Rights Agreement), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company currently meets, and will take all reasonably necessary action to continue to meet, the "registrant eligibility" requirements set forth in the general instructions to Form S-3.

     5.4 USE OF PROCEEDS. The Company shall use the proceeds from the sale of the Common Shares and Warrants in the manner set forth in SCHEDULE 5.4 attached hereto and made a part hereof and shall not otherwise, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with its direct or indirect Subsidiaries), except for certain broker's fees to be paid in connection with investments made by certain of the Buyers.

     5.5 EXPENSES. The Company and the Buyers shall each be liable for their own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, attorneys' and consultants' fees and expenses.

     5.6 FINANCIAL INFORMATION. The Company agrees to file all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act. The financial statements of the Company will be prepared in accordance with generally accepted accounting principles, consistently applied, and will fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries and results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Company agrees to send the following reports to each Buyer until such Buyer transfers, assigns, or sells all of the Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its Subsidiaries; and (iii) contemporaneously with the making available or giving to the stockholders of the Company, copies of any notices or other information the Company makes available or gives to such stockholders.

     5.7 RESERVATION OF SHARES. Subject to the Common Share Limit (unless authorization is given to issue additional Common Shares), the Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith (based upon the Exercise Price of the Warrants in effect from time to time). The Company shall not reduce the number of shares of Common Stock reserved for issuance upon exercise of the Warrants without the consent of the Buyers (unless required to comply with the rules or regulations of the NASD), which consent will not be unreasonably withheld. The Company shall at all times maintain the number of shares of Common Stock so reserved for issuance at no less than the lesser of (i) the Common Share Limit and (ii) the number of Common Shares that are then issuable based upon the number of Warrant Shares that are then issuable upon exercise of all of the outstanding Warrants (based on the Exercise Price of the Warrants in effect from time to time). If at any time the number of shares of Common Stock authorized and reserved for issuance is below the number of Common Shares calculated pursuant to the foregoing formula, including without limitation because of the Common Share Limit, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares to meet the Company's obligations under this Section 5.7, in the case of an insufficient number of authorized shares, and using its best efforts to obtain shareholder approval of an increase in such authorized number of shares. In this regard the Company shall include in its October, 1998 shareholders' meeting a motion for approvals necessary to permit the issuance and listing on Nasdaq of all Common Shares (including those pursuant to Article II) and Warrant Shares contemplated by this Agreement (the "Requisite Shareholder Approval").

     5.8 LISTING. The Company shall, on or before 12 business days following the date it obtains the Requisite Shareholder Approval, secure the listing of the Common Shares and Warrant Shares to be issued pursuant to the terms of this Agreement upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain a listing on the Nasdaq, AMEX or NYSE (as defined below) of all Common Shares and Warrant Shares from time to time issuable upon exercise of the Warrants. The Company will use commercially reasonable efforts to obtain and maintain the listing and trading of its Common Stock on the Nasdaq National Market System or the Nasdaq Small Cap Market (collectively, "Nasdaq"), the American Stock Exchange ("AMEX") or the New York Stock Exchange ("NYSE"), and to comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Nasdaq or other exchanges, as applicable. The Company shall promptly provide to each Buyer copies of any notices it receives regarding the continued eligibility of the Common Stock for listing on the Nasdaq or other principal exchange or quotation system on which the Common Stock is listed or traded.

     5.9 SOLVENCY; COMPLIANCE WITH LAW. The Company (both before and after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and, currently, the Company has no information that would lead it to reasonably conclude that the Company would not have, nor does it intend to take any action that would impair, its ability to pay its debts from time to time incurred in connection therewith as such debts mature. The Company will conduct its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations the failure to comply with which would have a Material Adverse Effect.

     5.10 INSURANCE. The Company shall maintain liability, casualty and other insurance (subject to customary deductions and retentions) with responsible insurance companies against such risk of the types and in the amounts customarily maintained by companies of comparable size to the Company.

     5.11 No Integration: The Company will not conduct any future offering of securities that will be integrated with the issuance of Securities hereunder such that the offer and sale of the Securities issued hereunder would be required to be registered under the 1933 Act.

     5.12 EQUITY LINE. In the event that the Company formalizes an equity line facility currently contemplated by the Company, then the Company will not utilize such equity line prior to January 1, 1999.

                        ARTICLE VI

              TRANSFER AGENT INSTRUCTIONS

     Subject to the Common Share Limit, the Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of each Buyer or its nominee, for the Warrant Shares in such amounts as specified from time to time by such Buyer to the Company upon exercise of the Warrants on and following the date that is 90 days following the Closing Date, or such earlier date as a registration statement is effective with respect to the Purchase Common Shares and/or Warrant Shares, respectively (the "Irrevocable Transfer Agent Instructions"). All such certificates shall bear the restrictive legend as and when specified in Section 3.7 of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this
Article VI, and stop transfer instructions to give effect to
Section 3.7 hereof (in the case of the Purchase Common Shares or Warrant Shares, prior to registration of the Purchase Common Shares or Warrant Shares under the 1933 Act), will be given by the Company to its transfer agent, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement set forth in Section 3.7 hereof to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities. If a Buyer provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration of a resale by such Buyer of any of the Securities is not required under the 1933 Act, or the Buyer provides the Company with reasonable assurance that such Securities may be sold under Rule 144, the Company shall permit the transfer, and, in the case of the Purchase Common Shares or Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Article VI will be inadequate, and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

                         ARTICLE VII

        CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

     The obligation of the Company hereunder to issue and sell the Common Shares and the Warrants to a Buyer at the Closing and pursuant to the Fill-Up provisions is subject to the satisfaction, at or before such date of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

     7.1 On or before the Closing, the applicable Buyer shall have executed this Agreement, the Registration Rights Agreement and the Escrow Agreement, and delivered the same to the Company and the Escrow Agent.

     7.2 The applicable Buyer shall have delivered the Purchase Price to the Escrow Agent in accordance with this Agreement.

     7.3     [This Section intentionally left blank.]

     7.4 The representations and warranties of the applicable Buyer shall be true and correct in all material respects as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date which representations and warranties shall be correct as of such date), and the applicable Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Buyer at or prior to the Closing.

     7.5 No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                       ARTICLE VIII

      CONDITIONS TO THE BUYERS' OBLIGATION TO PURCHASE

     The obligation of each Buyer hereunder to purchase the Common Shares and the Warrants on the Closing is subject to the satisfaction, at or before each such date of each of the following conditions, provided that these conditions are for each such Buyer's respective benefit and may be waived by each such Buyer at any time in its sole discretion:

     8.1 On or before the Closing, the Company shall have executed this Agreement, the Registration Rights Agreement and the Escrow Agreement, and delivered the same to the Buyer.

     8.2     [This section intentionally left blank.]

     8.3 The Company shall have delivered to the Escrow Agent duly executed certificates (in such denominations as the applicable Buyer shall reasonably request) representing the Common Shares and/or the Warrants being so purchased or irrevocable instructions to deliver such certificates to the Company's transfer agent.

     8.4 The representations and warranties of the Company shall be true and correct in all material respects as of the Closing as though made at such time (except for representations and warranties that speak as of a specific date which representations and warranties shall be true and correct as of such date), and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

     8.5 No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

     8.6 Trading and listing of the Common Stock on Nasdaq shall not have been suspended by the SEC or Nasdaq and 2,500,000 of the Purchase Common Shares will have been approved for listing by Nasdaq, prior to closing the Escrow.

     8.7 The Buyers shall have received an opinion of the Company's counsel, dated as of the Closing, respectively, in form, scope and substance reasonably satisfactory to the Buyers and in substantially the same form as EXHIBIT D attached hereto.

     8.8 The Common Stock required to be authorized and reserved pursuant to this Agreement shall have been duly authorized and reserved by the Company.

     8.9 The Buyers shall have received proxies or other evidence satisfactory to the Buyers of a commitment to vote for the Requisite Shareholder Approval agenda items from each of Mr. and Mrs. Crane and such other shareholders as identified by the Buyers to the Company prior to the date hereof.

     8.10 The Buyers shall have received evidence that Helix has agreed to extend the terms of its loan to the Company.

                        ARTICLE IX

                GOVERNING LAW; MISCELLANEOUS

     9.1 GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and interpreted in accordance with the laws of New York State without regard to the principles of conflicts of law. The parties hereto hereby submit to the exclusive jurisdiction of the United States federal and state courts located in New York, New York, with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

     9.2 COUNTERPARTS; SIGNATURES BY FACSIMILE. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     9.3 HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     9.4 SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     9.5 ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     9.6 NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

     If to the Company:

          The Panda Project, Inc.
          901 Yamato Road
          Boca Raton, FL 33431
          Attn:     Chief Executive Officer
          Phone:     (561) 994-2300
          Fax:     (561) 994-2436

     With a copy to:

          Gibson, Dunn & Crutcher LLP
          200 Park Avenue, 48th Floor
          New York, NY 10012
          Attn:     Steven R. Shoemate, Esq.
          Phone:     (212) 351-3879
          Fax:     (212) 351-4035

     If to a Buyer: To the address set forth immediately below such Buyer's name on the signature pages hereto.

     Each party shall provide notice to the other party of any change in address.

     9.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, the Buyer may assign all or part of its rights and obligations hereunder to any of its "affiliates," as that term is defined under the Securities Act, without the consent of the Company so long as such affiliate is an accredited investor (within the meaning of Regulation D under the Securities Act) and agrees in writing to be bound by this Agreement. This provision shall not limit the Buyer's right to transfer the Securities pursuant to the terms of this Agreement or to assign the Buyer's rights hereunder to any such transferee pursuant to the terms of the Agreement.

     9.8 THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     9.9 SURVIVAL/REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company and the agreements and covenants set forth herein shall survive the closing hereunder. The Company makes no representations or warranties in any oral or written information provided to Buyers, other than the representations and warranties included herein. The Company agrees to indemnify and hold harmless each Buyer and all such Buyer's respective officers, directors, employees, partners, members, affiliates, and agents for loss or damage arising as a result of or related to any breach by the Company of any of its representations, warranties, covenants and obligations under this Agreement or the Registration Rights Agreement.

     9.10 PUBLICITY. The Company and each Buyer shall have the right to review, in a reasonable period of time before issuance thereof, any press releases, relevant portions of any SEC or Nasdaq filings, or any other public statements with respect to the transactions contemplated hereby; PROVIDED, HOWEVER, that the Company shall be entitled, without the prior approval of the Buyers, to make any press release or SEC or Nasdaq filings with respect to such transactions as are required by applicable law and regulations including NASD requirements (although the Company shall make reasonable efforts to consult with the Buyers in connection with any such press release prior to its release and filing, and shall be provided with a copy thereof and be given an opportunity to comment thereon).

     9.11 FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     9.12     NO STRICT CONSTRUCTION.  The language used in this
Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     9.13 EQUITABLE RELIEF. The Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.
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
    IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

THE PANDA PROJECT, INC.
901 Yamato Road
Boca Raton, FL  33431

By:
       Name:
       Title:


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